EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Rio Vista Energy Partners L.P. ("Rio Vista") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Richard Shore, Jr., Chief Executive Officer of Rio Vista GP LLC, the general partner of Rio Vista, and Ian T. Bothwell, Chief Financial Officer of Rio Vista GP LLC, the general partner of Rio Vista, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/  Richard  Shore  Jr
                              -------------------------------------------------
                              Richard Shore Jr., Chief Executive Officer
                               of Rio Vista GP LLC, the general partner
                               of Rio Vista Energy Partners L.P.
                              April 12, 2005


                                    /s/   Ian  T.  Bothwell
                              -------------------------------------------------
                              Ian T. Bothwell,Chief Financial Officer of
                               Rio Vista GP LLC, the general partner
                               of Rio Vista Energy Partner L.P.
                              April 12, 2005


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